                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          July 29, 1999
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                           EPICOR SOFTWARE CORPORATION
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               (Exact name of Registrant as specified in charter)


         Delaware                      0-20740                   33-0277592
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(State or other jurisdiction         (Commission             (I.R.S. Employer
    of incorporation)                File Number)           Identification No.)


          195 Technology Drive, Irvine, California                92618
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          (Address of principal executive offices)              (Zip code)


Registrant's telephone number, including area code        (949) 585-4000
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                                 Not Applicable
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         (Former name or former address, if changed, since last report)

ITEM 5.  OTHER EVENTS

         On July 29, 1999, Epicor, Software Corporation, (the "Company") announced Financial results for its second quarter of fiscal 1999, ending June 30, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      EXHIBITS.

         Exhibit Number

             Ex-99           Press Release dated July 29, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EPICOR SOFTWARE CORPORATION

Date: August 2, 1999                By    /s/ Perry Tarnofsky
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                                              Perry Tarnofsky
                                              Vice President

                                  EXHIBIT INDEX

         The following exhibits are attached hereto and incorporated herein by reference:

                                                                  Sequentially
Exhibit Number                                                    Numbered Page
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    Ex.-99           Press Release dated July 29, 1999.                 5